UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest event reported): June 28, 2002



                              CASE FINANCIAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     State of Delaware                 0-27757                 33-0529299
  ------------------------    ------------------------   ----------------------
  (State of Incorporation)    (Commission File Number) (IRS Employer
                                                        Identification Number)


                       16000 Ventura Boulevard, Suite 407
                            Encino, California 91436
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             Asia Web Holdings Inc.
                        1947 Camino Vida Roble, Suite 102
                           Carlsbad, California 92008
             -------------------------------------------------------
             (Former name and address, if changed since last report)

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 28, 2002, our Board of Directors approved the engagement of Gumbiner, Savett, Fink, Fogelson & Rose as its independent auditors to audit our company's financial statement for the fiscal year ending September 30, 2002, and to review our company's unaudited financial statements for the quarter ending May 31, 2002. Gumbiner, Savett, Fink, Fogelson & Rose, Inc. replaces Israeloff, Trattner & Co. P.C., whose engagement ended effective as of July 1, 2002. Our Board of Directors also approved the termination of our former auditors on June 28, 2002.

The report of Israeloff, Trattner & Co. P.C. on our company's financial statements for the fiscal year ended August 31, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the company's financial statements for the fiscal years ended August 31, 2000 and 2001, and any subsequent interim period preceding the date of change, there were no disagreements with Israeloff, Trattner & Co. P.C., on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Israeloff, Trattner & Co. P.C., would have caused Israeloff, Trattner, & Co. P.C. to make reference to the matter in its report.

The company has requested Israeloff, Trattner & Co. P.C., to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated July 8, 2002, is filed as an Exhibit to this Form 8-K, as required by Item 304 (a) (3) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

         None

    (b) Pro Forma Financial Information

         None

    (c) Exhibits

         16.1 Letter re change in Certifying Accountant

ITEM. 8. CHANGE IN FISCAL YEAR

On June 28, 2002, our Board of Directors determined that it was in the company's best interest to change its fiscal year end from August 31 to September 30. The report for the transition period will be filed in our company's Form 10-QSB for its calendar quarter ending June 30, 2002.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Case Financial, Inc.


Date:  July 8, 2002                             By: /s/ Steven Gershick
                                                    ---------------------------
                                                        Steven Gershick
                                                        Chief Financial Officer
                                                           (Signature)

                                INDEX TO EXHIBITS

   Exhibit No.                             Description
   ------------                            -----------

     16.1                        Letter re change in Certifying Accountant

                                  EXHIBIT 16.1

                            [Original on Letterhead]


                                                     July 8, 2002







Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:  Case Financial, Inc. -- FILE REF. NO. 0-27757
                             ---------------------


Gentlemen:

We have been furnished with a copy of the response to Item 4 of the Form 8-K for the event that occurred on June 28, 2002, to be filed by our former client, Case Financial, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.


Very truly yours,

/s/ Israeloff, Trattner & Co.
------------------------------
Israeloff, Trattner & Co. P.C.
Certified Public Accountants